Exhibit 99.1

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

This agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D with respect to their ownership of the Common Stock of Lapolla Industries, Inc. and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 16th day of October, 2017.

Friedman Fleischer & Lowe Capital Partners III, L.P.
By: Friedman Fleischer & Lowe GP III, L.P., its general partner
By: Friedman Fleischer & Lowe GP III, LLC, its general partner

By: /s/ Rajat Duggal
Name: Rajat Duggal
Title: Managing Member

Friedman Fleischer & Lowe Parallel Fund III, L.P.
By: Friedman Fleischer & Lowe GP III, L.P., its general partner
By: Friedman Fleischer & Lowe GP III, LLC, its general partner

By: /s/ Rajat Duggal
Name: Rajat Duggal
Title: Managing Member

FFL Individual Partners III, L.P.
By: Friedman Fleischer & Lowe GP III, L.P., its general partner
By: Friedman Fleischer & Lowe GP III, LLC, its general partner

By: /s/ Rajat Duggal
Name: Rajat Duggal
Title: Managing Member

FFL Executive Partners III, L.P.
By: Friedman Fleischer & Lowe GP III, L.P., its general partner
By: Friedman Fleischer & Lowe GP III, LLC, its general partner

By: /s/ Rajat Duggal
Name: Rajat Duggal
Title: Managing Member

Friedman Fleischer & Lowe GP III, L.P.
By: Friedman Fleischer & Lowe GP III, LLC, its general partner

By: /s/ Rajat Duggal
Name: Rajat Duggal
Title: Managing Member

Friedman Fleischer & Lowe GP III, LLC

By: /s/ Rajat Duggal
Name: Rajat Duggal
Title: Managing Member

Icynene U.S. Holding Corp.

By: /s/ Greg Long
Name: Greg Long
Title: Vice President and Secretary

Blaze Merger Sub Inc.

By: /s/ Greg Long
Name: Greg Long
Title: President